[logo] M F S(R)                                                SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                          JUNE 30, 2002

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) MONEY
                MARKET SERIES

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
           NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) MONEY MARKET SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

        NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)
TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                Associates Properties, Inc. (real estate
President and Director                                   investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac           Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of            Director; Cambridge Nutraceuticals (professional
Surgery                                                  nutritional products), Chief Executive Officer
                                                         (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999)
Capitol Entertainment Management Company (video
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

STEPHEN E. CAVAN (born 11/06/53) Secretary and           JAMES O. YOST (born 06/12/60) Assistant Treasurer
Clerk                                                    Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Senior         Vice President
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses.
O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002.
Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the series. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                     INVESTOR SERVICE
Massachusetts Financial Services Company               MFS Service Center, Inc.
500 Boylston Street                                    P.O. Box 2281
Boston, MA 02116-3741                                  Boston, MA 02107-9906

DISTRIBUTOR                                            For general information, call toll free:
MFS Fund Distributors, Inc.                            1-800-225-2606 any business day from 8 a.m.
500 Boylston Street                                    to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                                       For service to speech- or hearing-
PORTFOLIO MANAGER                                      impaired individuals, call toll free:
Terri A. Vittozzi*                                     1-800-637-6576 any business day from
                                                       9 a.m. to 5 p.m. Eastern time. (To use
CUSTODIAN                                              this service, your phone must be
State Street Bank and Trust Company                    equipped with a Telecommunications
                                                       Device for the Deaf).
INVESTOR INFORMATION
For information on MFS mutual funds, call your         For share prices, account balances,
investment professional or, for an information         exchanges or stock and bond outlooks,
kit, call toll free: 1-800-637-2929 any business       call toll free: 1-800-MFS-TALK
day from 9 a.m. to 5 p.m. Eastern time (or leave a     (1-800-637-8255) anytime from a touch-
message anytime).                                      tone telephone.

                                                       WORLD WIDE WEB
                                                       www.mfs.com
* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-July, most U.S. equity indices have shown double-digit declines since December; bond performance has been decidedly mixed year to date; and many international equity indices, although negative, have outperformed the U.S. market this year.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at a 5% annualized rate in the first quarter of 2002. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

    o How can the recession be over if the markets have been doing so poorly?

    o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended June 30, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.5%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 2002

------------
(1) Source: Lipper Inc.
(2) Source: Thomson Wealth Management.
(3) For the two-year period ended June 30, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 9.92%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.23%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.50%. Source: Lipper Inc.

The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2002, the series provided a total return of 0.71%. This return includes the reinvestment of any dividend and capital gains distributions and compares to a 0.73% return for the average money market portfolio tracked by Lipper Inc., an independent firm that tracks portfolio performance.

As the period began in January, short-term interest rates were the lowest they had been in 40 years, following a series of Federal Reserve Board (Fed) interest rate cuts in 2001, which were designed to stimulate the economy in the face of a recession and the tragic events of September 11. Since then, the U.S. economy has started to show signs of recovery, but it has been slower than expected. As a result, interest rates were fairly stable over the period, with the federal funds rate remaining at 1.75% during the first six months of 2002. Although the Fed held rates steady, it moved from a bias toward lowering rates to a more neutral stance.

During this period, we've let the average maturity of the series' holdings decline to a more neutral level because we feel that short-term yields are unlikely to decline further. As a result, we targeted securities with average maturities in the 45- to 55-day range for the series. The series seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing in short-term money market securities issued or guaranteed by the U.S. Treasury or its agencies, or instrumentalities of the U.S. government, as well as in the highest-quality corporate and bank issues in order to minimize credit risk.

In order to help provide security against credit risk, at the end of the period approximately 57% of the account was invested in high-quality commercial paper, with the balance invested in U.S. government or government-guaranteed issues. With our emphasis on quality, we believe we will be well positioned to provide current income, liquidity, and preservation of capital.

Investments in the series are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the series seeks to preserve its value at $1.00 per unit, it is possible to lose money by investing in the series.

    Respectfully,

/s/ Terri A. Vittozzi

    Terri A. Vittozzi
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Terri A. Vittozzi is a portfolio manager at MFS Investment Management(R) (MFS(R)). She manages the money market portfolios of our mutual funds, offshore funds and variable annuities. Terri joined MFS in 1992. She held various positions at MFS including portfolio settlements coordinator and money market trader before being named assistant portfolio manager in 2000 and portfolio manager in 2001.

Terri earned a bachelor's degree from Babson College and a Master of Business Administration degree from Bentley College.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, issuer-oriented, bottom-up process of selecting securities.

SERIES FACTS

Objective: Seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity

Commencement of investment operations: January 3, 1995

Size: $17.3 million net assets as of June 30, 2002

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

Investments in the portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the portfolio. The portfolio's yield will fluctuate with changes in market conditions.

These risks may increase unit price volatility. Please see the prospectus for details.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2002

Commercial Paper - 57.2%
-------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)             VALUE
-------------------------------------------------------------------------------------------------
    AES Hawaii, Inc., due 7/12/02                                        $  350       $   349,807
    Bank One Corp., due 8/23/02                                             300           300,000
    Barclays U.S. Funding, due 8/12/02                                      350           349,265
    Barton Capital Corp., due 9/06/02                                       250           249,158
    Corporate Asset Funding Co., due 9/04/02                                350           348,863
    CXC, Inc., due 8/14/02                                                  280           279,377
    Dexia Delaware, due 8/12/02                                             350           349,269
    Edison Asset Securitization LLC, due 7/01/02                            700           700,000
    Enterprise Funding Corp., due 7/17/02                                   350           349,722
    Falcon Asset Securitization, due 7/22/02                                350           349,635
    General Electric Capital Corp., due 7/01/02 - 12/10/02                  706           699,952
    Govco, Inc., due 8/12/02 - 9/09/02                                      522           520,518
    Halifax PLC, due 8/27/02                                                500           498,535
    ING America Insurance Holdings, due 9/19/02                             350           348,612
    Kittyhawk Funding Corp., due 9/03/02                                    672           669,831
    Lloyds Bank PLC, due 8/14/02                                            350           349,230
    New Center Asset Trust, due 7/01/02 - 9/10/02                           701           699,860
    Old Line Funding Corp., due 8/16/02                                     350           349,195
    Preferred Receivables Funding, due 7/01/02                              350           350,000
    Royal Bank of Canada, due 7/31/02                                       305           304,581
    Salomon Smith Barney Holdings, Inc., due 9/24/02                        350           348,529
    Trident Capital Finance, Inc., due 9/04/02                              431           429,591
    UBS Finance, Inc., due 7/01/02                                          700           700,000
-------------------------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost and Value                                   $ 9,893,530
-------------------------------------------------------------------------------------------------
U.S. Government Agencies - 39.8%
-------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/24/02 - 2/07/03                        $3,100       $ 3,085,594
    Federal Home Loan Mortgage Corp., due 7/18/02 - 2/14/03                 700           699,412
    Federal National Mortgage Assn., due 7/31/02 - 11/05/02               3,120         3,105,668
-------------------------------------------------------------------------------------------------
Total U.S. Government Agencies, at Amortized Cost and Value                           $ 6,890,674
-------------------------------------------------------------------------------------------------
Repurchase Agreement - 3.7%
-------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 6/28/02, due 7/01/02, total to
      be received $634,105 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                                   $  634       $   634,000
-------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                        $17,418,204
Other Assets, Less Liabilities - (0.7)%                                                  (118,921)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $17,299,283
-------------------------------------------------------------------------------------------------

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------
JUNE 30, 2002
-------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                    $17,418,204
  Cash                                                                715
  Receivable for series shares sold                                 4,084
  Interest receivable                                               7,832
  Other assets                                                        429
                                                              -----------
      Total assets                                            $17,431,264
                                                              -----------
Liabilities:
  Payable for series shares reacquired                        $   131,127
  Payable to affiliates -
    Management fee                                                    712
    Reimbursement fee                                                 142
                                                              -----------
      Total liabilities                                       $   131,981
                                                              -----------
Net assets (represented by paid-in capital)                   $17,299,283
                                                              ===========
Shares of beneficial interest outstanding                      17,299,283
                                                               ==========

Net asset value per share
  (net assets / shares of beneficial interest outstanding)       $1.00
                                                                 =====
See notes to financial statements.

Statement of Operations (Unaudited)
-----------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002
-----------------------------------------------------------------------
Net investment income:
  Interest income                                             $ 189,354
                                                              ---------
  Expenses -
    Management fee                                            $  46,234
    Trustees' compensation                                          826
    Shareholder servicing agent fee                               3,246
    Administrative fee                                            1,593
    Custodian fee                                                 5,333
    Printing                                                      3,434
    Postage                                                           6
    Auditing fees                                                11,800
    Legal fees                                                    1,180
    Miscellaneous                                                 2,193
                                                              ---------
      Total expenses                                          $  75,845
    Fees paid indirectly                                           (201)
    Reduction of expenses by investment adviser                 (20,163)
                                                              ---------
      Net expenses                                            $  55,481
                                                              ---------
        Net investment income                                 $ 133,873
                                                              =========

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED            YEAR ENDED
                                                              JUNE 30, 2002     DECEMBER 31, 2001
                                                                (UNAUDITED)
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income, declared as distributions
    to shareholders                                             $   133,873          $    648,811
                                                                -----------          ------------
Series share (principal) transactions at net asset
  value of $1.00 per share -
  Net proceeds from sale of shares                              $ 3,025,980          $ 22,142,122
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                   133,887               648,809
  Cost of shares reacquired                                      (6,566,749)          (13,299,017)
                                                                -----------          ------------
      Total increase (decrease) in net assets                   $(3,406,882)         $  9,491,914
Net assets:
  At beginning of period                                         20,706,165            11,214,251
                                                                -----------          ------------
  At end of period                                              $17,299,283          $ 20,706,165
                                                                ===========          ============

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                              SIX MONTHS ENDED       --------------------------------------------------------------------------
                                 JUNE 30, 2002             2001            2000            1999            1998            1997
                                   (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period
                                        $ 1.00           $ 1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                        ------           ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)              $ 0.01           $ 0.04          $ 0.06          $ 0.05          $ 0.05          $ 0.05
                                        ------           ------          ------          ------          ------          ------
Less distributions declared to shareholders
  from net investment income            $(0.01)          $(0.04)         $(0.06)         $(0.05)         $(0.05)         $(0.05)
                                        ------           ------          ------          ------          ------          ------
Net asset value - end of period         $ 1.00           $ 1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                        ======           ======          ======          ======          ======          ======
Total return                              0.71%++          3.72%           5.93%           4.59%           4.91%           4.91%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                              0.60%+           0.61%           0.62%           0.61%           0.62%           0.61%
  Net investment income                   1.44%+           3.50%           5.76%           4.52%           4.76%           4.91%
Net assets at end of period
  (000 Omitted)                        $17,299          $20,706         $11,214         $11,426         $11,569          $8,755

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.10% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

        Net investment income           $ 0.01           $ 0.03          $ 0.05          $ 0.04          $ 0.05          $ 0.04
        Ratios (to average net assets):
          Expenses##                      0.82%+           0.85%           0.99%           0.88%           0.96%           1.36%
          Net investment income           1.22%+           3.26%           5.39%           4.25%           4.42%           4.16%
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Money Market Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and /or life insurance products. As of June 30, 2002, there were 9 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The series' use of amortized cost is subject to the series' compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series' to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company
(MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized and accreted for financial statement purposes and tax reporting purposes in accordance with generally accepted accounting principles and federal tax regulations, respectively.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

The tax character of distributions declared for the years ended December 31, 2001 and December 31, 2000 was as follows:

                                            DECEMBER 31, 2001  DECEMBER 31, 2000
--------------------------------------------------------------------------------
Distributions declared from ordinary income          $648,811           $619,038

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.10% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2002, aggregate unreimbursed expenses amounted to $279,697.

The series pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                    First $2 billion               0.0175%
                    Next $2.5 billion              0.0130%
                    Next $2.5 billion              0.0005%
                    In excess of $7 billion        0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, aggregated $198,498,060 and $202,708,000, respectively.

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest.

(6) Line of Credit
The series and other affiliated series participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating series at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2002, was $87. The series had no borrowings during the period.

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

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